UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

(813) 290-6200
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 -  Other Events

On March 7, 2006, WellCare Health Plans, Inc. (the “Company”) and certain selling stockholders (the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Lehman Brothers Inc. and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to which the Company agreed to offer and sell 500,000 shares of common stock and the Selling Stockholders agreed to offer and sell an aggregate of 4,350,000 shares of common stock. The closing of this offering is expected to occur on or about March 13, 2006.

Pursuant to the terms of the Underwriting Agreement, the Company and the Selling Stockholders, on a pro rata basis, granted the Underwriters an option to purchase up to 727,500 additional shares, solely to cover over-allotments, if any. Such option has not yet been exercised. In addition, the Company, the Selling Stockholders and the Underwriters have agreed to indemnify each other against specified liabilities, including liabilities under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Morgan Stanley Senior Funding, Inc., an affiliate of Morgan Stanley & Co. Incorporated, is one of the financial institutions that provided the Company’s term loan and revolving credit facilities. Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC, is one of the financial institutions that provided the Company’s revolving credit facility. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company for which they received or will receive customary fees and expenses.

Item 9.01 - Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d) The following exhibits are filed as part of this report:

Exhibit	Document

1.1	Underwriting Agreement, dated March 7, 2006, by and among the Company and the other parties named therein

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the common stock

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

Date: March 8, 2006	By:	/s/ Thaddeus Bereday
Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated March 7, 2006, by and among the Company and the other parties named therein

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the common stock

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)